USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         SUPPLEMENT DATED JUNE 17, 2004


                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2004

This supplement updates certain information contained in the statement of additional information (SAI) and should be attached to the SAI and retained for future reference.

The table of permissible investments and techniques on page 11 of the SAI is revised to indicate that the VK Comstock Fund may invest in forward currency contracts. The table is also revised to indicate that the VK Equity and Income Fund may invest in when issued/delayed - delivery securities and collateralized mortgage obligations.


                                                               USAZSAI-001-0404